UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2025

Laird Superfood, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-39537	81-1589788
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

5303 Spine Road, Suite 204, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (541) 588-3600

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange
Common Stock, $0.001 par value	LSF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On March 10, 2025, the Board of Directors (the “Board”) of Laird Superfood, Inc. (the “Company”) approved the dismissal of Moss Adams LLP (“Moss Adams,”) the Company’s independent registered public accounting firm, such action dismissing Moss Adams effective immediately. Management of the Company notified Moss Adams of the dismissal on the date thereof.

In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2024 and 2023, and in the subsequent period through March 10, 2025:

●	The reports of Moss Adams on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles;

●	There were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with Moss Adams on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to such matters in their report; and

●	There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the disclosures on this Current Report on Form 8-K (this “Form 8-K”) to Moss Adams and requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Moss Adams agrees with the above statements. A copy of Moss Adams’ letter, dated March 14, 2025, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On March 10, 2025, the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately, subject to completion of its standard client acceptance procedures.

During the two most recent fiscal years and in the subsequent interim period through March 10, 2025, neither the Company, nor anyone on its behalf, has consulted with KPMG with respect to either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any other matters that were either the subjects of a disagreement or a reportable (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 or Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Moss Adams, LLP to the Securities and Exchange Commission dated March 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025	Laird Superfood, Inc.

	By:	/s/ Anya Hamill
	Name:	Anya Hamill
	Title:	Chief Financial Officer